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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2005
                                                           -------------


                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its Charter)



          Michigan                    000-230-661             38-3317208
----------------------------          -----------             ----------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)


                  30142 Wixom Road,       Michigan        48334
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code  (248) 960-9009
                                                            ----------------


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICER.

      (d) On July 31, 2005, the board of directors of Rockwell Medical Technologies, Inc. ("Rockwell") elected Patrick J. Bagley as a new director of Rockwell. Mr. Bagley also has been appointed by Rockwell's board of directors to serve on Rockwell's audit and compensation committees.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  August 4, 2005                 By: /s/ Robert L. Chioini
                                          --------------------------------------
                                          Robert L. Chioini
                                          President and Chief Executive Officer






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